Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Ruth’s Hospitality Group, Inc. (the “Company”) for the year ended December 25, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies in her capacity as the Chief Executive Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2023

By:	/S/ Cheryl J. Henry
Cheryl J. Henry
Chairperson of the Board, President and Chief Executive Officer of Ruth’s Hospitality Group, Inc.